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                   SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                     SUPPLEMENT DATED FEBRUARY 28, 2002
                       TO PROSPECTUS DATED MAY 1, 2000

         On or about October 25, 2002, Security Equity Life Insurance Company ("Security Equity") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Metropolitan Series Fund ("MetLife") Stock Index Portfolio for shares of the Fidelity Variable Insurance Products Fund II ("VIP Fund II") Index 500 Portfolio held by corresponding subaccounts of Separate Account 13. To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions. Additionally, the proposed substitution will not be carried out unless owners of Contracts representing a requisite amount of Contract Value invested in the VIP Fund II Index 500 Portfolio approve the substitution. Such Contract Owners of record as of January 31, 2003 ("Record Contract Owners") will shortly be receiving detailed information about the substitution including a prospectus for the MetLife Stock Index Portfolio. Security Equity anticipates that, if such approval is granted, the proposed substitution will occur on or about May 1, 2003.

         Whether or not the substitution is approved by the Securities and Exchange Commission and by Contract Owners, effective on and after May 1, 2003, Security Equity will no longer accept allocations of new purchase payments or transfers of account value into the VIP Fund II Index 500 Portfolio.

         The investment objective and policies of the MetLife Stock Index Portfolio are summarized below. Contract Owners should read the more detailed information regarding the MetLife Stock Index Portfolio that appears in the prospectus that will be provided to Record Contract Owners in March and to all Contract Owners in May.

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                        METLIFE STOCK INDEX PORTFOLIO
                                  (CLASS A)
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INVESTMENT OBJECTIVE

To equal the performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest most of its assets in common stocks included in the S&P 500 Index. The Portfolio also expects to invest, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the S&P 500 Index while retaining liquidity to facilitate trading, to reduce transaction costs, or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio only if it deviates from the S&P 500 Index by a certain percent. The subadviser monitors the tracking performance of the Portfolio through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. The Portfolio will attempt to maintain a target correlation coefficient of at least .95.
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FEES AND EXPENSES. The fees and expenses for the MetLife Stock Index
Portfolio as of December 31, 2002 are stated below.

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
  INVESTMENT ADVISORY AND         OTHER EXPENSES            TOTAL PORTFOLIO OPERATING
      MANAGEMENT FEE                                                EXPENSES
-------------------------------------------------------------------------------------------
           0.25%                      0.06%                          0.31%
-------------------------------------------------------------------------------------------

         From the date of this supplement until at least thirty (30) days after the proposed substitution, Security Equity will not exercise any rights it has reserved under the Contracts to impose restrictions on or charges for Contract Value transfers. If the substitution is carried out, it will not be counted as a transfer under the Contract. In addition, each Contract Owner affected by the substitution will be sent a written notice informing them of the substitution within five days of the substitution.

         This supplement should be retained with the Prospectus for future reference.